SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  July 2, 2001
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
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               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)


Item 5.  Other Events.

Electric Lightwave, Inc. announced on July 2, 2001 that it has filed an application with The Nasdaq Stock Market, Inc. to trade its Class A Common Stock on the SmallCap Market.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

             99.1   Press   Release   of   Electric  Lightwave,  Inc.   released
             July 2, 2001 announcing that it has filed an application with The Nasdaq Stock Market, Inc. to trade its Class A Common Stock on the SmallCap Market.

FOR IMMEDIATE RELEASE

Contact:
Brigid M. Smith
Assistant Vice President,
Corporate Communications
(203) 614-5042
bsmith@czn.com


                            ELECTRIC LIGHTWAVE, INC.
                   APPLIES TO TRADE ON NASDAQ SMALLCAP MARKET


Stamford, Conn., July 2, 2001 - Electric Lightwave, Inc. (NASDAQ:ELIX) announced today that it has filed an application with The Nasdaq Stock Market, Inc. to trade its Class A Common Stock on the SmallCap Market. This application was made due to the company's failure to maintain the minimum bid price for listed shares and the minimum market value of public float required by Nasdaq.

     Pending approval of the application, Electric Lightwave's Class A Common Stock will continue to be traded on Nasdaq's National Market System.

About Electric Lightwave, Inc.
Electric Lightwave, Inc. is a facilities-based competitive local exchange carrier providing Internet, data, voice and dedicated access services to communications-intensive businesses and the e-commerce market. The company owns and operates high-speed fiber-optic networks that interconnect major markets in the West and operates a leading national Internet and data network. The company is 85 percent owned by Citizens Communications (NYSE:CZN, CZB). More information about Electric Lightwave, Inc. may be found at www.eli.net.

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal and regulatory policy, relations with incumbent local exchange carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the company's ability to identify future markets and successfully expand existing ones, and the mix of products and services offered in the company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the company or on its behalf. The company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                ELECTRIC LIGHTWAVE, INC.
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                         (Registrant)


                  By: /s/ Robert J. Larson
                      -------------------------------------------
                      Robert J. Larson
                      Vice President and Chief Accounting Officer

Date: July 2, 2001